                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
       DEBTORS                                  REPORTING PERIOD: November, 2003


                            MONTHLY OPERATING REPORT
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                                 FORM NO.              ATTACHED         ATTACHED
Schedule of Cash Receipts and Disbursements                                         MOR-1                   X                 X
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1(CONT.)                                X
     Copies of bank statements                                                                              X                 X
     Cash disbursements journals

Statement of Operations                                                             MOR-2                   X
Balance Sheet                                                                       MOR-3                   X
Status of Postpetition Taxes                                                        MOR-4                                     X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                MOR-4                   X
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                        MOR-5                   X
Debtor Questionnaire                                                                MOR-5                   X



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------           ---------------------
Signature of Debtor                               Date

---------------------------------------           ---------------------
Signature of Joint Debtor                         Date

/s/ Gary P. Latendresse                           12-22-03
---------------------------------------           ---------------------
Signature of Authorized Individual*               Date

---------------------------------------           ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.:    03-13272
                                               REPORTING PERIOD:  October, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                                   BANK ACCOUNTS
                      -------------------------------------------------------------------------------------------------------------
OCTOBER                                                      ROUGE STEEL COMPANY
                      --------------------------------------------------------------------------------
                                                      PAYROLL      PAYROLL                                   ROUGE         QS
                      TREASURY ACCT.       A/P        (HOURLY)    (SALARIED)    LOCKBOX      TRAVEL        INDUSTRIES    STEEL
                       1011026752      2176977854    2000-015152  2000-015160  1851268613   1076119823      1850844851   1850886647
                       ----------      ----------    -----------  -----------  ----------   ----------      ----------   ----------
CASH - END OF MONTH     $1,458,448    ($2,974,561)    ($521,063)  ($327,392)   $1,409,221    $12,617         ($5,005)      $0


NOTES:
Please see the attached excerpt from the Debtors' 13-week forecast, which details cash receipts and disbursements during the this period, and compares these results against the forecast that was in place immediately prior to the beginning of the subject month.

THE DEBTORS RECONCILE THEIR BANKS STATEMENTS AGAINST THE BOOKS AND RECORDS OF THE COMPANY IN THE ORDINARY COURSE OF BUSINESS, ON OR ABOUT THE END OF EACH MONTH. PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, NO SEPARATE BANK RECONCILIATIONS ARE REQUIRED TO BE FILED IN CONJUNCTION WITH THIS MONTHLY OPERATING REPORT PROVIDED THAT SUCH RECONCILIATIONS HAVE BEEN COMPLETED BY THE DEBTOR.

                                                                      FORM MOR-1
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                                REPORTING PERIOD: November, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                                 BANK ACCOUNTS
                       ---------------------------------------------------------------------------------------------------------
NOVEMBER                                              ROUGE STEEL COMPANY
                       ------------------------------------------------------------------------------
                                                     PAYROLL       PAYROLL                                 ROUGE         QS
                       TREASURY ACCT.     A/P        (HOURLY)    (SALARIED)    LOCKBOX       TRAVEL     INDUSTRIES      STEEL
                        1011026752     2176977854   2000-015152  2000-015160  1851268613   1076119823   1850844851    1850886647
BEGINNING CASH          $1,458,448    ($2,974,561)   ($521,063)   ($327,392)  $1,409,221     $12,617     ($5,005)         $0
CASH - END OF MONTH     $4,814,262    ($4,105,242)     $150,852       $5,263  $7,001,539     $12,475     ($4,781)        $50


NOTES:
Please see the attached excerpt from the Debtors' 13-week forecast, which details cash receipts and disbursements during the this period, and compares these results against the forecast that was in place immediately prior to the beginning of the subject month.

A copy of the November bank statement for the Rouge Steel treasury account (#1011026752) is attached.

THE DEBTORS RECONCILE THEIR BANKS STATEMENTS AGAINST THE BOOKS AND RECORDS OF THE COMPANY IN THE ORDINARY COURSE OF BUSINESS, ON OR ABOUT THE END OF EACH MONTH. PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, NO SEPARATE BANK RECONCILIATIONS ARE REQUIRED TO BE FILED IN CONJUNCTION WITH THIS MONTHLY OPERATING REPORT PROVIDED THAT SUCH RECONCILIATIONS HAVE BEEN COMPLETED BY THE DEBTOR.

                                                                      FORM MOR-1
                                                                          (9/99)

ROUGE INDUSTRIES, INC.                                   Case # 03-13272
Cash Receipts / Disbursements

October / November, 2003

                                                                             P10 (POST-PETITION)
                                                         ------------------------------------------------------
RECEIPTS                                                     Actual             Forecast             Variance
--------                                                     ------             --------             --------
      Ford                                               $          --       $   8,676,029       $  (8,676,029)
      General Motors                                         3,099,871           2,501,174             598,697
      Chrysler                                               1,271,755           3,041,814          (1,770,059)
      Worthington                                                   --             629,451            (629,451)
      All Other                                              9,553,402           2,802,272           6,751,129
      Double Eagle                                                  --                  --                  --
      Unusual Items                                           (399,785)         (3,050,000)          2,650,215
                                                         -------------       -------------       -------------
TOTAL RECEIPTS                                           $  13,525,243       $  14,600,741       $  (1,075,498)

DISBURSEMENTS
      Raw Materials                                      $   8,503,212       $   9,463,485       $     960,273
      Mill Services, Refractories, Supplies & Other            307,514             917,500             609,986
      Freight / Shipping / Demurrage                           428,066           1,225,000             796,934
      Other Suppliers                                        1,121,721           2,043,400             921,679
      Utilities / Natural Gas                                       --           1,635,000           1,635,000
      Other Utilities                                               --           3,250,000           3,250,000
      Employee Related Expenses                              6,425,061           4,884,700          (1,540,361)
      IT Services                                                   --             875,000             875,000
      Other General & Administrative                                --                  --                  --
      Joint Ventures                                           800,000           1,915,775           1,115,775
      Capital Spending                                              --             158,333             158,333
      Insurance                                              1,091,837           1,217,000             125,163
      Taxes                                                         --             100,000             100,000

      Interest & Bank Fees                                   1,640,967                  --          (1,640,967)
      Restructuring Professional Fees                               --             400,000             400,000
                                                         -------------       -------------       -------------
TOTAL DISBURSEMENTS                                      $  20,318,376       $  28,085,193       $   7,766,816
Net Change in Book Cash                                  $  (6,793,134)      $ (13,484,452)      $   6,691,318
      Net Change in Check Float                              1,598,276                               1,598,276
      Cash (To)/ From Treasury                              17,079,134                  --          17,079,134
                                                         -------------       -------------       -------------
Net Change in Bank Cash                                  $  11,884,276       $ (13,484,452)      $  25,368,728

Beginning Revolver                                       $  80,098,212       $  84,995,552       $   4,897,340
      Borrow / (Repay) Revolver                            (11,884,276)         13,484,452          25,368,728
      (Borrow) / Repay Term                                         --         (10,000,000)        (10,000,000)
                                                         -------------       -------------       -------------
Ending Revolver                                          $  68,213,936       $  88,480,004       $  20,266,068

Revolver Borrowing Base                                  $ 111,294,663       $ 122,065,369       $ (10,770,706)
      Less: Ending Revolver                                (68,213,936)        (88,480,004)         20,266,068
      Less: Letters of Credit Outstanding                   (2,340,000)         (2,340,000)                 --
      Less Minimum Reserve Requirement                     (20,000,000)        (20,000,000)                 --
                                                         -------------       -------------       -------------
DIP Availability                                         $  20,740,727       $  11,245,365       $   9,495,362

DIP Revolver                                             $  68,213,936       $  88,480,004       $  20,266,068
DIP Term                                                            --          10,000,000          10,000,000
                                                         -------------       -------------       -------------
Total DIP Balance                                        $  68,213,936       $  98,480,004       $  30,266,068



                                                                                   P11
                                                         -----------------------------------------------------
                                                                                                                       CUMULATIVE
RECEIPTS                                                     Actual             Forecast            Variance          POST-PETITION
--------                                                     ------             --------            --------          -------------
      Ford                                               $  38,871,344       $  20,790,865       $  18,080,478       $  38,871,344
      General Motors                                         9,624,132           7,006,904           2,617,228          12,724,004
      Chrysler                                               8,266,461           8,284,123             (17,663)          9,538,215
      Worthington                                                   --           2,310,868          (2,310,868)                 --
      All Other                                             29,117,689          35,152,296          (6,034,607)         38,671,090
      Double Eagle                                           1,034,839           1,100,000             (65,161)          1,034,839
      Unusual Items                                          1,734,383          (1,736,000)          3,470,383           1,334,598
                                                         -------------       -------------       -------------       -------------
TOTAL RECEIPTS                                           $  88,648,847       $  72,909,057       $  15,739,790       $ 102,174,090
DISBURSEMENTS
      Raw Materials                                      $  38,981,205       $  38,641,000       $    (340,205)      $  47,484,417
      Mill Services, Refractories, Supplies & Other          1,210,848           2,805,000           1,594,152           1,518,362
      Freight / Shipping / Demurrage                         3,592,065           6,725,000           3,132,935           4,020,130
      Other Suppliers                                        7,589,043          15,310,346           7,721,304           8,710,764
      Utilities / Natural Gas                                       --           9,375,000           9,375,000                  --
      Other Utilities                                               --           6,536,957           6,536,957                  --
      Employee Related Expenses                             16,305,066          16,827,630             522,564          22,730,127
      IT Services                                              615,149           1,750,000           1,134,851             615,149
      Other General & Administrative                            54,587             832,000             777,413              54,587
      Joint Ventures                                         3,398,545           5,163,098           1,764,553           4,198,545
      Capital Spending                                          30,276             791,667             761,390              30,276
      Insurance                                                139,702           1,217,000           1,077,298           1,231,539
      Taxes                                                     65,901             200,000             134,099              65,901
      Interest & Bank Fees                                     294,547             990,629             696,082           1,935,514
      Restructuring Professional Fees                               --             110,000             110,000                  --
                                                         -------------       -------------       -------------       -------------
TOTAL DISBURSEMENTS                                      $  72,276,933       $ 107,275,327       $  34,998,393       $  92,595,310
Net Change in Book Cash                                  $  16,371,914       $ (34,366,269)      $  50,738,183       $   9,578,780
      Net Change in Check Float                              2,480,958          (1,598,276)      $   4,079,234           4,079,234
      Cash (To)/ From Treasury                              (3,377,170)                 --          (3,377,170)         13,701,964
                                                         -------------       -------------       -------------       -------------
Net Change in Bank Cash                                  $  15,475,702       $ (35,964,545)      $  51,440,247       $  27,359,978

Beginning Revolver                                       $  68,213,936       $  68,213,936       $          (0)      $  80,098,212
      Borrow / (Repay) Revolver                            (15,475,702)         35,964,545          51,440,247         (27,359,978)
      (Borrow) / Repay Term                                         --         (15,000,000)        (15,000,000)                 --
                                                         -------------       -------------       -------------       -------------
Ending Revolver                                          $  52,738,234       $  89,178,481       $  36,440,247       $  52,738,234

Revolver Borrowing Base                                  $ 120,112,121       $ 125,735,362       $  (5,623,242)      $ 120,112,121
      Less: Ending Revolver                                (52,738,234)        (89,178,481)         36,440,247         (52,738,234)
      Less: Letters of Credit Outstanding                   (3,090,000)         (2,800,000)           (290,000)         (3,090,000)
      Less Minimum Reserve Requirement                     (15,000,000)        (20,000,000)          5,000,000         (15,000,000)
                                                         -------------       -------------       -------------       -------------
DIP Availability                                         $  49,283,886       $  13,756,881       $  35,527,005       $  49,283,886

DIP Revolver                                             $  52,738,234       $  89,178,481       $  36,440,247       $  52,738,234
DIP Term                                                            --       $  15,000,000          15,000,000                  --
                                                         -------------       -------------       -------------       -------------
Total DIP Balance                                        $  52,738,234       $ 104,178,481       $  51,440,247       $  52,738,234



                                     1 of 1

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                                REPORTING PERIOD: November, 2003


                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                          TOTAL         CUMULATIVE
                                                            RII      RSC     EVELETH  QS STEEL   ADJ.    NOVEMBER     FILING TO DATE
                                                            ---      ---     -------  --------   ----    --------     --------------
REVENUES
Gross Revenues                                                     $92.595                                $92.595       $117.826
Less:  Returns and Allowances
                                                          ------    -------  ------    ------   ------    -------       --------
Net Revenue                                               $0.000   $92.595   $0.000    $0.000   $0.000    $92.595       $117.826
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                          ------    -------  ------    ------   ------    -------       --------
Cost of Goods Sold                                         0.000    76.656    0.000     0.000    0.000     76.656        102.543
Gross Profit                                              $0.000   $15.939   $0.000    $0.000   $0.000    $15.939        $15.284

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                            1.358                                  1.358          1.358
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                              8.995                                  8.995          8.995
Rent and Lease Expense                                               1.411                                  1.411          1.411
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                  0.556                                  0.556          0.556
Taxes - Other
Travel and Entertainment
Utilities                                                            4.607                                  4.607          4.607
Other (attach schedule)                                    0.000     4.634    0.000    (0.337)   0.000      4.297          4.734
                                                          ------    -------  ------    ------   ------    -------       --------
Total Operating Expenses Before Depreciation               0.000    21.561    0.000    (0.337)   0.000     21.224         21.661
Depreciation/Depletion/Amortization                        0.000     1.955    0.000     0.000    0.000      1.955          2.464
                                                          ------    -------  ------    ------   ------    -------       --------
Net Profit (Loss) Before Other Income & Expenses          $0.000   ($7.577)  $0.000    $0.337   $0.000    ($7.240)       ($8.842)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                             0.000     0.000    0.000     0.000    0.000      0.000          0.189
Income from Unconsolidated Subsidiaries                    0.000     0.000    0.000     0.364    0.000      0.364          0.526

Interest Expense                                           0.000     1.384    0.000     0.000    0.000      1.384          1.703
Other Expense (attach schedule)                            0.000     0.147    0.000     0.000    0.000      0.147          0.164
                                                          ------    -------  ------    ------   ------    -------       --------
Net Profit (Loss) Before Reorganization Items             $0.000   ($9.108)  $0.000    $0.701   $0.000    ($8.407)       ($9.994)
REORGANIZATION ITEMS

Professional Fees (1)                                      0.000     0.392    0.000     0.000    0.000      0.392          1.297
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                          ------    -------  ------    ------   ------    -------       --------
Net Profit (Loss)                                         $0.000    ($9.500) $0.000    $0.701   $0.000    ($8.799)      ($11.291)


*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES
(1) Net of pre-petition retainers applied.

IN RE: ROUGE INDUSTRIES, INC., ET AL                  CASE NO.:        03-13272
                                              REPORTING PERIOD:   November, 2003



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                  in $ millions

                                             NOVEMBER, 2003         CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                     FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD:  November, 2003




                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                     ROUGE
                                         ROUGE       STEEL    EVELETH                                   BOOK VALUE @
       ASSETS                          INDUSTRIES   COMPANY   TACONITE       QS STEEL        ADJ.       11/30/03
CURRENT ASSETS
Unrestricted Cash and Equivalents                     $7.9                                  $4.0          $11.9
Restricted Cash and Cash
  Equivalents (see cont. sheet)                                                              0.0            0.0
Accounts Receivable (Net)                  25.3      139.6                     11.3        (93.1)          83.1
Notes Receivable                                                                             0.0            0.0
Inventories                                          157.6                                   0.0          157.6
Prepaid Expenses                                                                             0.0            0.0
Professional Retainers                                                                       0.0            0.0
Other Current Assets
  (attach schedule)                                   21.8       (0.3)                      (0.1)          21.4
                                          -----     ------      -----         -----       ------         ------
       TOTAL CURRENT ASSETS               $25.3     $326.9      ($0.3)        $11.3       ($89.2)        $274.0

PROPERTY AND EQUIPMENT
Real Property and Improvements                       $22.2                                  $0.0          $22.2
Machinery and Equipment                              346.3                                   0.0          346.3
Construction in Progress                               6.4                                   0.0            6.4
Leasehold Improvements                                                                       0.0            0.0
Vehicles                                                                                     0.0            0.0
Less Accumulated Depreciation                       (176.4)                                  0.0         (176.4)
                                           ----     ------       ----          ----         ----         ------
       TOTAL PROPERTY & EQUIPMENT          $0.0     $198.4       $0.0          $0.0         $0.0         $198.4

OTHER ASSETS

Long Term Receivable                                                                         0.0            0.0
Investment in Unconsolidated
  Subsidiaries                                        41.0        2.2          41.0        (11.7)          72.5
Other Assets (attach schedule)                        31.1        0.3                        0.1           31.5
                                          -----     ------      -----         -----       ------         ------
       TOTAL OTHER ASSETS                  $0.0      $72.1       $2.6         $41.0       ($11.6)        $104.0

TOTAL ASSETS                              $25.3     $597.3       $2.2         $52.2      ($100.8)        $576.4

                                                                                                        BOOK VALUE @
       LIABILITIES AND OWNER EQUITY                                                                     11/30/03

LIABILITIES NOT SUBJECT TO
  COMPROMISE (Postpetition)
Accounts Payable                       $   39.0     $ 55.1       $0.0        $42.7       ($ 89.1)        $ 47.7
Taxes Payable (refer to FORM
  MOR-4)                                                                                     0.0            0.0
Wages Payable                                                                                0.0            0.0
Accrued Vacation                                      10.3                                   0.0           10.3
Secured Debt / Adequate
  Protection Payments                                 56.5                                   0.0           56.5
Professional Fees                                      1.7                                   0.0            1.7
Other Postpetition Liabilities
  (attach schedule)                                   10.5                                   0.0           10.5
                                          -----     ------      -----         -----       ------         ------
  TOTAL POSTPETITION LIABILITIES       $   39.0     $134.0       $0.0         $42.7      ($ 89.1)        $126.6

LIABILITIES SUBJECT TO
  COMPROMISE (Pre-Petition)
Secured Debt                                          85.0                                   0.0           85.0
Priority Debt                                         11.8        0.2           0.2          0.0           12.3
Unsecured Debt                             (0.1)     350.2                      0.0          0.0          350.1
                                          -----     ------      -----         -----       ------         ------
  TOTAL PRE-PETITION LIABILITIES          ($0.1)    $447.0       $0.2          $0.3         $0.0         $447.5

  TOTAL LIABILITIES                       $38.9     $581.0       $0.3         $43.0       ($89.1)        $574.1

OWNER EQUITY
Capital Stock                                       $  0.2                               $   0.0         $  0.2
Additional Paid-In Capital                           130.3                                   0.0          130.3
Retained Earnings - Pre-Petition          (13.6)     (59.6)       2.0           8.6        (11.7)         (74.3)
Retained Earnings - Postpetition                     (11.3)                     0.7          0.0          (10.6)
Additional Minimum Pension
  Liability                                          (43.4)                                  0.0          (43.4)
Postpetition Contributions
  (Distributions) (Draws)
  (attach schedule)                                                                          0.0            0.0
                                          -----     ------      -----         -----       ------         ------
    NET OWNER EQUITY                   ($  13.6)    $ 16.3    $   2.0        $  9.3      ($ 11.7)        $  2.3

TOTAL LIABILITIES AND OWNERS'
  EQUITY                               $   25.3     $597.3    $   2.2        $ 52.2      ($100.7)        $576.4

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:     03-13272
                                               REPORTING PERIOD:  November, 2003




                       BALANCE SHEET - CONTINUATION SHEET
                                  in $ millions

             ASSETS                                                 BOOK VALUE @
                                                                      11/30/03
Other Current Assets

Other Assets

          LIABILITIES AND OWNER EQUITY                              BOOK VALUE @
                                                                      11/30/03
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.



                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:      03-13272
                                                REPORTING PERIOD: November, 2003


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                             BEGINNING AMOUNT ENDING

                                            TAX              WITHHELD OR         AMOUNT          DATE       CHECK NO.      TAX
                                          LIABILITY            ACCRUED            PAID           PAID        OR EFT     LIABILITY
                                          ---------            -------            ----           ----        ------     ---------
FEDERAL
Withholding                                    0                   0                 0                                       0
FICA-Employee                                  0                   0                 0                                       0
FICA-Employer                                  0                   0                 0                                       0
Unemployment                                   0                   0                 0                                       0
Income                                         0                   0                 0                                       0
                                            ----                ----              ----                                    ----
   Total Federal Taxes                      $0.0                $0.0              $0.0                                    $0.0
STATE AND LOCAL
Withholding                                    0                   0                 0                                       0
Sales and Use                                  0                   0                 0                                       0
Excise                                         0                   0                 0                                       0
Unemployment                                   0                   0                 0                                       0
Real Property                                  0                   0                 0                                       0
Income and Franchise
Personal Property                              0                   0                 0                                       0
                                            ----                ----              ----                                    ----
   Total State and Local                     0.0

TOTAL TAXES

THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS FOR ANY TAX LIABILITIES INCURRED DURING THE POST-PETITION PERIOD.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                    NUMBER OF DAYS PAST DUE (@ 11/30/03)
                                                                   -------------------------------------
                                              Current              0-30              31-60          61-90       Over 90      Total
Accounts Payable                                13.5                5.5                                                      19.0
Wages Payable                                    2.8                                                                           2.8
Taxes Payable                                    0.0                                                                           0.0
Rent/Leases-Building                             0.0                                                                           0.0
Rent/Leases-Equipment                                                                                                          0.0
Secured Debt/Adequate Protection Payments       56.5                                                                          56.5
Professional Fees                                1.7                                                                           1.7
Amounts Due to Insiders*                                                                                                       0.0
Other Accruals (workers comp, etc.)             31.6                                                                          31.6

                                                ----                ----              ----           ----         ----        ----
TOTAL POSTPETITION DEBTS                      $106.1                $5.5              $0.0           $0.0         $0.0      $111.6


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Any material post-petition accounts payable reflected as past due, above, are a result of very short (e.g., net instant) payment terms with certain suppliers. The company runs checks twice weekly, therefore any amounts in the 1-30 column are generally no more than 3-4 days past due, and would already have been paid at the time this monthly operating report was compiled.

The Debtor continues to accrue interest on secured loans made by Ford and Cleveland-Cliffs, but does not intend to pay such accrued amounts before the end of the case.

Other Accruals represent a variety of accounting accruals for amounts that have not yet come due. They are considered current for purposes of this analysis.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:    03-13272
                                               REPORTING PERIOD:  November, 2003



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                     10/31/03  11/30/03
Total Accounts Receivable at the beginning of the reporting period               102.9
+ Amounts billed during the period                                                90.0
- Amounts collected during the period                                             88.6
                                                                       -----     -----
Total Accounts Receivable at the end of the reporting period           102.9     104.3

ACCOUNTS RECEIVABLE AGING                         11/30/03
         Unbilled amounts (est.)                      2.5
         0 - 30 days old                             67.2
         31 - 60 days old                             3.9
         61 - 90 days old                             7.3
         91+ days old                                 2.2
                                                    -----
         Total Accounts Receivable                   83.1
          Plus: Reserves for Doubtful Accounts       21.2
                                                    -----
         Accounts Receivable (Gross)                104.3


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                        YES          NO

1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.          x

      Sale of partial interest in EvTac a joint venture whose primary asset is an interest in a bankrupt entity. No proceeds enured to the benefit of the Debtors' estate.

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                     x

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                             x

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                      x






                                                                      FORM MOR-5
                                                                          (9/99)